Exhibit 10.5.1

                                 LEASE AGREEMENT

                                                  Prepared by:


                                                  ---------------------
                                                  Anthony Mancuso, Esq.

This Agreement is made on October 1, 2001

     BETWEEN             Moore's Realty Associates, a New Jersey partnership

residing or located at 1862 Oak Tree Road in the Township of Edison in the County of Middlesex and the State of New Jersey, herein designated as the Landlord,

       AND               Chefs International, Inc.

residing or located at 62 Broadway in the Borough of Pt. Pleasant Beach in the County of Ocean and the State of New Jersey, herein designated as the Tenant;

     WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord the following described premises:

     That portion of Block 85.11, Lot 21 commonly known as "Building B", located at 402 West Main Street, Freehold Township, Monmouth County, upon which the tenant intends to construct a Mexican theme style restaurant, as well as the non-exclusive right to utilize common areas existing on and adjacent to the property and identified on the attached Schedule A as the parking areas, plaza, clocktower, reflecting pool, refuse area and raised planter. This lease shall be construed to allow tenant the non-exclusive right to utilize other, unnamed common areas existing upon Lot 21.

     The term is for five (5) years commencing on the date that a Certificate of Occupancy for Building B is issued by the Township. The premises are to be used and occupied only and for no other purpose than the operation of a restaurant and tavern.

     UPON THE FOLLOWING CONDITIONS AND COVENANTS:

     1ST: The Tenant covenants and agrees to pay to the Landlord rent as set forth in paragraph 28.

     2ND: The Tenant has entered into this lease without any representation on the part of the Landlord as to the condition of the land. The Tenant shall take good care of the premises when constructed and shall at the Tenant's own cost and expenses, make all repairs, including painting and decorating, and shall maintain the premises in good condition

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and state of  repair,  and at the end or other  expiration  of the term  hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveway, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

3RD: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and or any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

     4TH: The Tenant shall not assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof; nor occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, or extra hazardous, on account of fire or other casualty.

     5TH: No alterations, additions or improvements shall be made, and no climate regulation, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. The landlord consents to the alterations and improvements to be constructed by tenant as set forth in plans and specifications with revisions through September 10, 2001, consisting of 31 sheets and prepared by Barlo & Associates, PA.

     6TH: Beginning on October 1, 2001 and throughout the term hereof, Tenant shall, at its own cost and expense, provide and keep in force General Liability Insurance insuring both Landlord and Tenant, as additional insured, against claims for death and bodily injury and property damage, fire, flood, wind, hurricane and other hazard and/or casualty coverage for the building and common areas, in amounts and of types acceptable to the Landlord. Liability coverage

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shall include  occurrences  occurring in the exterior  common  areas;  including parking areas, the plaza, the clock tower, raised planter, the reflecting pool and the refuse area.

     All risk of loss to the Premises on and after October 1, 2001 shall be with Tenant. If any loss to the Premises occurs, the policy proceeds shall be payable to the Landlord and shall be made available to rebuild or repair the building. If the Premises shall be damaged by fire, the elements, or other casualty, then same shall be repaired as speedily as practicable. The policy of insurance shall be in a company approved by the State of New Jersey, and Tenant shall, prior to the start of construction, furnish Landlord with a Certificate of Insurance evidencing such coverage. Tenant shall have the right to provide coverage as set forth above by providing separate or multiple policies providing basic coverage and excess umbrella coverage, provided that the total insurance coverage is in an amount acceptable to the Landlord. Tenant shall also maintain business interruption insurance in an amount including, but not limited, to the annual base rent payable to Landlord.

     If the premises shall be partially damaged by fire, the elements, or other casualty, and in the opinion of the Tenant, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Tenant, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence, or improper conduct of the Tenant or the Tenant's agents, employee, guests, licensees, invitees, subtenants, assignees, or successors. In such case, the Tenant's liability for the payment of rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord.

     7TH: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

     8TH: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to person wishing to rent or purchase the same. A sale of the premises shall not disturb Tenant's

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right to use and occupy the premises in accordance with this Lease Agreement.

     9TH: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignee or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

     10TH: The Landlord consents to those exterior signs set forth in plans and specifications with revisions through September 10, 2001, consisting of 31 sheets and prepared by Barlo & Associates, P.A., (attached to this lease and labeled Exhibit A). The tenant shall be responsible for obtaining any and all required municipal approvals for such signs. The Tenant shall not place nor allow to be placed any other signs of any kind whatsoever, upon, in, or about the said premises or any part thereof, except of a design and structure and in or at such places as may be consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations, or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     11TH: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage, or obstruction of the water, plumbing, steam, sewer, waste, or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or the electrical, gas, power, conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment; or by reason of the element; or resulting from the carelessness, negligence or improper conduct on the part of any Tenant or of the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

     12TH: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording. Tenant agrees to execute any instrument, without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option

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of  canceling  this  lease,  and the term  hereof  is hereby  expressly  limited accordingly.

     13TH: The Landlord has waived the submission of a security deposit based upon the improvements being made to the property by the Tenant. However, if the Tenant defaults in the payment of rent or additional rent for more than thirty
(30) days, in addition to satisfying any rent or additional rent due, Tenant shall deposit with the Landlord the sum of $7,500.00 as security for Tenant's performance of its obligations pursuant to this lease agreement.

      14TH: If for any reason it shall be impossible to obtain fire or other hazard insurance on the building and improvements on the leased premises, in an amount and in the form and with insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant sixty (60) days' notice in writing of the Landlord's intention to do so.

      15TH: The Tenant shall pay when due all the rents and charges for water, sewer, or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

     Tenant shall pay the entire cost of electricity to electrify the exterior lights illuminating and servicing the parking area, plaza, clock tower, reflecting pool, refuse area and other exterior common areas. If and when Building C is occupied, either the Landlord or the Tenant of Building C shall share in paying the cost of water, electricity and all other utilities used for the exterior common area based upon the square footage of each building. The tenant shall be responsible for payment of the aforesaid common area maintenance charges and the landlord shall be responsible for paying to tenant its share of such charges as defined above, if applicable.

     16TH: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to any governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all right of the

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Tenant to damages, if any are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other partly designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

     17TH: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any prosecution therefor for damages, may re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, relet the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in reentering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

     18TH: Upon the occurrence of any of the contingencies set forth in the preceding clauses, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge or operating as custodian of the assets or property of the Tenant, five days' notice in writing of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have

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the right to remove all persons,  goods,  fixtures and  chattels  therefrom,  by force or otherwise, without liability for damages.

     19TH: Any equipment fixtures, goods, furniture, smallwares or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant for any part of the proceeds of such sale, if any.

     20TH: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease.

     21ST: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

     22ND: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect

     23RD: The various rights, remedies, options and elections of the Landlord expressed herein are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord or any installment of rent after any breach by the Tenant in any one or more instances, shall not be construed or deemed to be a waiver or relinquishment for the future by the Landlord of any such conditions and covenants,

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options,  elections or remedies,  but the same shall  continue in full force and effect.

     24TH: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

     25TH: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premise for the term aforementioned.

     26TH: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and Tenant.

     27TH: The Landlord shall have the right to terminate this Lease Agreement upon twelve (12) months' written notice to the Tenant. Such notice may only be given if, for the preceding lease year, Landlord has not received as rent an amount greater than Ninety Thousand ($90,000.00) Dollars. The Tenant shall have the right to terminate this Lease Agreement upon six (6) months' written notice, however, such notice shall not be given until eighteen (18) months from the commencement of the initial term of this Lease Agreement. Landlord grants to Tenant three separate options to renew this Lease Agreement for a period of five
(5) years per option after the expiration of the original term, on the same terms and conditions as contained in this Lease Agreement unless otherwise amended by this Lease Agreement. Tenant shall be deemed to have elected each such option period unless Tenant provides written notice to Landlord of its intent not to exercise such option at least six (6) months prior to the end of the original term or the current option period, whichever is applicable. "Lease year" shall be defined in this Lease as the twelve month period beginning on the commencement date of this Lease and ending twelve months thereafter. Notwithstanding any conflicting or unclear provision to the contrary, the following provisions shall apply during any of the three (3), five year options:

     (a) The annual rent figure, payment not greater than which shall trigger Landlord's right to terminate this lease, shall increase during each of the three option terms as follows:

          Years 6 thru 10 ......................... $100,000.00 per year
          Years 11 thru 15 ........................ $112,500.00 per year
          Years 16 thru 20 ........................ $125,500.00 per year

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     (b) During the three (3), five (5) year renewal terms the tenant's right to terminate the lease can only be exercised upon giving landlord twelve (12) months' advance written notice of termination.

     Superseding all other termination provisions contained within this Lease Agreement shall be the following. There is currently in existence a Lease Agreement between Moore's Realty Associates and Chefs International, Inc. dated January 21, 2000 which pertains to 402 West Main Street, Freehold Township (Moore's Tavern) herein referred to as "Building A Lease." If "Building A Lease" is terminated in accordance with the terms and conditions of "Building A's Lease", and at the time of the actual termination of the "Building A Lease" Chefs International, Inc. has not been able to obtain a plenary consumption liquor license on terms acceptable to it which allows it to serve liquor at Building B, this lease between Moore's Realty Associates and Chefs International, Inc. pertaining to "Building B" shall also terminate as of the date that the Building A Lease terminates. The landlord and tenant may agree to amend or otherwise alter the date of termination of the Building B Lease.

     28TH: Tenant agrees to pay Landlord as minimum annual rental for the term of this lease, at such place as Landlord may from time to time designate, the sum of Ninety Thousand ($90,000.00) Dollars payable in installments each month of Seven Thousand, Five Hundred ($7,500.00) Dollars. These payments shall constitute the minimum annual lease year rental, and may be supplemented by additional payments as provided below.

     In addition to the minimum guaranteed rental specified above, the Tenant shall also pay to the Landlord for each lease year during the term of this lease a percentage rental determined by (a) multiplying the total gross sales made in or from the demised premises during the particular lease year by the percentage rental rate of six (6%) percent and then (b) subtracting from the product thus obtained the minimum guaranteed rental paid by the Tenant to the Landlord for such lease year. The percentage rental, if any, shall be paid within ninety (90) days of the close of the particular lease year. In no event shall the rent to be paid by the Tenant and retained by the Landlord for any lease year be less than the annual lease year minimum guaranteed rental herein specified. "Gross sales" shall be defined as the aggregate amount of all sales (whether for cash, credit, or otherwise), of food, beverages, goods and articles, as well as all charges for services performed, made, or rendered in, about or in connection with the demised premises, including off-premises sales and monies derived at or away from the demised premises, as long as they are in connection with the restaurant and tavern operation conducted on the demised premises. Excluded from "gross sales" shall be any and all federal, state, municipal or other taxes levied or payable on any of Tenant's receipts; receipts from sales to employees, tips, gratuities or employee discounts for food.

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     Notwithstanding  anything to the  contrary,  during the three (3), five (5)
year renewal term the minimum annual lease year rental shall increase as follows:

          Years 6 thru 10 ........................$100,000.00 per year
          Years 11 thru 15 .......................$112,500.00 per year
          Years 16 thru 20 .......................$125,500.00 per year

     29TH: The obligations of the tenant hereunder are contingent upon the expansion of Plenary Retail Consumption Liquor License No. 1316-33-005-003 to the leased premises.

     30TH: During the first year of the lease term, Landlord shall not sell or lease the pad site for proposed building "C" located on the demised premises to any entity other than the Tenant Such restriction shall not impose an obligation on the Tenant to purchase or lease the pad site for proposed building "C".

     Landlord may not sell or lease the pad site for proposed building "C" to any entity other than Tenant during the first year of the lease term even if the Tenant does not enter into an agreement with Landlord to purchase or lease the pad site for proposed building "C".

     Landlord may seek the appropriate approvals to convert the pad site for proposed building "C" to additional parking for Buildings A & B, both currently located on Lot 21, Block 85.11. If such approvals are sought and granted, the Tenant and Landlord shall enter into a Lease Addendum governing the Tenant's right to utilize such parking area and the cost of installing and leasing such parking area.

     31ST: The Landlord may pursue the relief or remedy sought in any invalid clause by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provision of the applicable statutes or regulation were set forth herein at length.

     32ND: In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     33RD: Landlord covenants that it will not operate, lease, rent or permit to be occupied as a restaurant and/or tavern any premises owned, leased, or occupied by it, its legal representatives, members of the Lombardi Family or their successors or assigns, not presently occupied as such, within ten (10) miles from the demised premises during the term of this lease.

     This restrictive covenant shall not prevent Landlord, if the tenant vacates Building 13, to enter into a lease agreement with a third party that permits a third party to utilize Building B as a restaurant which may serve alcoholic beverages and which may offer a menu line significantly dissimilar to that of Moore's Inn/Moore's Tavern. Further, such third party may serve alcoholic beverages only if it is able to procure its own liquor license.

     Furthermore,  this  covenant  shall not prevent any member of the  Lombardi
family  from  acting  as  a  shareholder,   director  and/or  officer  of  Chefs
International, Inc. or any affiliate thereof.

     34TH: The parties acknowledge that tenant shall be occupying Buildings A and B of Lot 21, Block 85.11 and appurtenances thereto and tenant shall also utilize and enjoy in common with proposed Building C all exterior common areas including parking, brick paver Plaza, clock tower, reflecting pool, raised planter, refuse areas and other exterior common areas and appurtenances.

     Until such time as Building C is constructed, tenant shall pay 100% of the real estate taxes levied by the Township of Freehold upon the land and improvements of Lot 21.

     Upon Building C becoming constructed, the tenant of Building C shall pay its proportionate share of the real estate taxes levied by the Township of Freehold upon the land and improvements on Lot 21. Proportionate share shall be defined as the square footage of Building C divided by the total square footage of Building A, B and C.

     Tenant shall pay the said amounts when due to the Township of Freehold and provide proof of same to the landlord upon request.

     35TH: Although this lease is intended to be a triple-net lease, under no circumstances shall it be construed that Tenant shall pay any monies for any charges, services, rents, bills or the like incurred prior to the commencement of the lease term, except as set forth in paragraph 38 of this lease.

     36TH: Tenant shall pay the entire cost of the following exterior services: snow and ice removal in parking lot, plaza and walkways; spreading of salt or chemical for ice removal/melting; landscaping including grass cutting, weeding, mulching; cleaning of parking lot and plaza area; planting of raised flower bed; cleaning and maintenance of reflecting pool and other outside maintenance and cleaning.

     Upon the occupancy of Building C, the cost of the exterior services specified in the preceding paragraph shall be shared by the tenants of Buildings A, B and C based upon the square footage of each building.

     37TH: Tenant shall pay for its own garbage removal and shall pay the lease/rental for any and all the compactors provided by Freehold Cartage. Upon the occupancy of Building C, the cost of garbage removal shall be shared by the tenants of Buildings A, B and C based upon the square footage of each building.

     38TH: For the period beginning on October 1, 2001 and continuing to the day prior to the lease commencement date, the tenant shall pay the landlord $3,750.00 per month on the first day of each and every month, as reimbursement to landlord for landlord's carrying charges with respect to Building B and the pad site for Building C.

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provision of the applicable statues or regulation were set forth herein at length.

     In all references herein to any parties, persons, entitles or corporations the sue of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the test of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers ad their proper corporate seal to be hereto affixed, the day and year first above written.

WITNESS:                                MOORE'S REALTY ASSOCIATES, A
                                        NEW JERSEY PARTNERSHIP, LANDLORD


/s/ Claire M. Minnig                    /s/ Michael F. Lombardi
-----------------------------------     ----------------------------------------
Claire M. Minnig                        Michael F. Lombardi, Managing Partner


ATTEST:                                 CHEFS INTERNATIONAL INC.
                                        CORPORATION, TENANT


/s/ Martin W. Fletcher                  /s/ Anthony Papalia
-----------------------------------     ----------------------------------------
Martin W. Fletcher, Secretary           Anthony Papalia, President

FIRST AMENDMENT TO LEASE AGREEMENT DATED JANUARY 21, 2000 BETWEEN MOORE'S REALTY
      ASSOCIATES, A NEW JERSEY PARTNERSHIP AND CHEFS INTERNATIONAL, INC., A CORPORATION OF THE STATE OF NEW JERSEY, FOR PREMISES KNOWN AS "MOORE'S TAVERN",
 BUILDING A, LOCATED ON A PORTION OF BLOCK 85.11, LOT 21, 402 WEST MAIN STREET,
                         FREEHOLD TOWNSHIP, NEW JERSEY.

     Moore's Realty Associates, (hereinafter "Landlord") and Chefs International, Inc. (hereinafter "Tenant"), have previously entered in to a Lease Agreement on January 21, 2000 for premises known as Moore's Tavern, Building A, located on a portion of Block 85.11, Lot 21, 402 West Main Street, Freehold Township, New Jersey ("Building A Lease"); and

     WHEREAS, the Landlord and Tenant have entered into a separate and distinct Lease Agreement for premises known as "Building B" located on a portion of Block 85.11, Lot 21, 402 West Main Street, Freehold Township, New Jersey (hereinafter "Building B Lease"); and

     WHEREAS the terms and conditions of the Building B Lease are inexplicably intertwined with certain terms and conditions of the Building A Lease and accordingly, the parties have agreed to amend certain terms and conditions of the Building A Lease in order for it to coincide with certain terms and conditions of the Building B Lease, all as set forth below and agreed to by the parties;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the parties agree to amend the Building A Lease as follows:

     1. So that the natural expiration dates of both the Building A Lease Agreement and Building B Lease Agreement coincide, the original term expiration date of February 22, 2005 pertaining to the Building A Lease shall be extended to October 30, 2006. Even though having a duration in excess of five years, this extended original term beginning February 23, 2000 and ending on October 30, 2006 shall be considered "the original term" of the Building A Lease Agreement. All other terms and conditions of the Building A Lease Agreement pertaining to, among other things, the termination and extension of the lease (paragraph 27) and rent


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

due during the term of the lease and any extensions thereto (paragraph 28) shall be measured from the extended original term described in this paragraph.

     2. The tenant, not the landlord, shall be responsible for the payment of those monies set forth in paragraph 15 of the Building A Lease Agreement (common area maintenance charges) and paragraph 34 (real estate tapes). Upon request of the Landlord, Tenant shall provide proof of such payment.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, on this 31st day of October, 2001.

WITNESS:                                MOORE'S REALTY ASSOCIATES,
                                        A NEW JERSEY PARTNERSHIP, LANDLORD


/s/ Claire M. Minnig                    /s/ Michael F. Lombardi
-----------------------------------     ----------------------------------------
Claire M. Minnig                        Michael F. Lombardi, Managing Partner


ATTEST:                                 CHEFS INTERNATIONAL INC.
                                        CORPORATION, TENANT


/s/ Martin W. Fletcher                  /s/ Anthony Papalia
-----------------------------------     ----------------------------------------
Martin W. Fletcher, Secretary           Anthony Papalia, President


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